Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2006	December 31, 2005
	(Thousands of Dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$50,455	$45,782
Special deposits	34,413	103,789
Investments in securitizable assets	273,085	252,801
Receivables, less provision for uncollectible accounts of $21,033 in 2006 and $24,444 in 2005	331,836	901,516
Unbilled revenues	62,984	175,853
Taxes receivable	152,047	—
Fuel, materials and supplies	175,886	206,557
Marketable securities - current	62,193	56,012
Derivative assets - current	104,567	403,507
Prepayments and other	81,009	129,242
Assets held for sale	861,901	101,784

	2,190,376	2,376,843

Property, Plant and Equipment:
Electric utility	6,929,584	6,378,838
Gas utility	853,718	825,872
Competitive energy	18,609	908,776
Other	277,621	254,659

	8,079,532	8,368,145
Less: Accumulated depreciation	2,600,329	2,551,322

	5,479,203	5,816,823
Construction work in progress	567,081	600,407

	6,046,284	6,417,230

Deferred Debits and Other Assets:
Regulatory assets	2,100,555	2,483,851
Goodwill	287,591	287,591
Prepaid pension	265,076	298,545
Marketable securities - long-term	51,556	56,527
Derivative assets - long-term	274,263	425,049
Other	276,838	223,439

	3,255,879	3,775,002

Total Assets	$11,492,539	$12,569,075

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2006	December 31, 2005
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
Current Liabilities:
Notes payable to banks	$278,000	$32,000
Long-term debt - current portion	26,309	22,673
Accounts payable	511,614	972,368
Accrued taxes	2,248	95,210
Accrued interest	62,309	47,742
Derivative liabilities - current	126,479	402,530
Counterparty deposits	220	28,944
Other	259,501	272,252
Liabilities of assets held for sale	349,055	101,511

	1,615,735	1,975,230

Rate Reduction Bonds	1,232,555	1,350,502

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,489,425	1,306,340
Accumulated deferred investment tax credits	33,346	95,444
Deferred contractual obligations	289,944	358,174
Regulatory liabilities	773,466	1,273,501
Derivative liabilities - long-term	153,158	272,995
Other	358,959	364,157

	3,098,298	3,670,611

Capitalization:
Long-Term Debt	2,956,551	3,027,288

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders’ Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 175,250,911 shares issued and 153,968,400 shares outstanding in 2006 and 174,897,704 shares issued and 153,225,892 shares outstanding in 2005	876,255	874,489
Capital surplus, paid in	1,444,695	1,437,561
Deferred contribution plan - employee stock ownership plan	(37,073)	(46,884)
Retained earnings	544,700	504,301
Accumulated other comprehensive income	5,463	19,987
Treasury stock, 19,680,010 shares in 2006 and 19,645,511 shares in 2005	(360,840)	(360,210)

Common Shareholders’ Equity	2,473,200	2,429,244

Total Capitalization	5,545,951	5,572,732

Total Liabilities and Capitalization	$11,492,539	$12,569,075

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
	(Thousands of Dollars, except share information)
Operating Revenues	$1,594,096	$1,754,942	$5,402,545	$5,519,519

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	1,052,277	1,173,080	3,686,287	3,822,167
Other	248,154	268,350	823,626	785,839
Wholesale contract market changes, net	(4,781)	101,218	14,910	359,684
Restructuring and impairment charges	1,287	4,807	9,712	28,461
Maintenance	55,918	50,454	143,539	136,976
Depreciation	61,290	56,035	179,645	166,293
Amortization	(8,639)	79,902	48,755	127,021
Amortization of rate reduction bonds	49,161	46,123	141,836	133,029
Taxes other than income taxes	62,179	60,645	193,046	188,049

Total operating expenses	1,516,846	1,840,614	5,241,356	5,747,519

Operating Income/(Loss)	77,250	(85,672)	161,189	(228,000)
Interest Expense:
Interest on long-term debt	40,105	33,928	112,632	96,984
Interest on rate reduction bonds	18,197	21,502	57,060	66,775
Other interest	4,479	3,864	18,105	15,178

Interest expense, net	62,781	59,294	187,797	178,937

Other Income, Net	13,871	11,768	41,967	27,962

Income/(Loss) from Continuing Operations Before
Income Tax Benefit	28,340	(133,198)	15,359	(378,975)
Income Tax Benefit	(75,702)	(34,856)	(85,087)	(131,729)

Income/(Loss) from Continuing Operations Before
Preferred Dividends of Subsidiary	104,042	(98,342)	100,446	(247,246)
Preferred Dividends of Subsidiary	1,390	1,390	4,169	4,169

Income/(Loss) from Continuing Operations	102,652	(99,732)	96,277	(251,415)
Discontinued Operations:
Income from Discontinued Operations,
Before Income Taxes	15,945	8,906	54,792	20,370
Loss from Sale of Discontinued Operations	(1,605)	—	(8,083)	—
Income Tax Expense	5,543	3,666	19,401	8,870

Income from Discontinued Operations	8,797	5,240	27,308	11,500

Net Income/(Loss)	$111,449	$(94,492)	$123,585	$(239,915)

Basic and Fully Diluted Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$0.67	$(0.77)	$0.63	$(1.94)
Income from Discontinued Operations	0.05	0.04	0.17	0.09

Basic and Fully Diluted Earnings/(Loss) Per Common Share	$0.72	$(0.73)	$0.80	$(1.85)

Basic Common Shares Outstanding (average)	153,883,480	129,957,408	153,651,610	129,585,519

Fully Diluted Common Shares Outstanding (average)	154,320,675	129,957,408	154,036,770	129,585,519

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2006	2005
	(Thousands of Dollars)
Operating Activities:
Net income/(loss)	$123,585	$(239,915)
Adjustments to reconcile to net cash flows provided by operating activities:
Wholesale contract market changes, net	2,089	359,684
Restructuring and impairment charges	9,202	53,194
Bad debt expense	25,665	21,758
Depreciation	182,752	175,443
Deferred income taxes	130,432	(122,012)
Amortization	48,755	127,021
Amortization of rate reduction bonds	141,836	133,029
Amortization of recoverable energy costs	6,481	22,158
Pension expense	20,626	24,699
Wholesale contract buyout payments	—	(145,231)
Regulatory refunds	(150,541)	(91,796)
Derivative assets and liabilities	(80,511)	4,466
Deferred contractual obligations	(72,255)	(67,065)
Other non-cash adjustments	940	52,303
Other sources of cash	9,375	—
Other uses of cash	(17,398)	(4,136)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	658,768	(1,137)
Fuel, materials and supplies	14,831	(33,979)
Investments in securitizable assets	(20,284)	(81,551)
Other current assets	23,533	48,984
Accounts payable	(461,183)	50,800
Counterparty deposits and margin special deposits	38,842	33,761
(Taxes receivable)/accrued taxes	(245,009)	32,332
Other current liabilities	(10,265)	(54)

Net cash flows provided by operating activities	380,266	352,756

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(583,083)	(508,116)
Competitive energy assets	(17,219)	(13,421)

Cash flows used for investments in property and plant	(600,302)	(521,537)

Net proceeds from sale of property	903	24,649
Cash payments for sales of competitive businesses	(19,429)	—
Proceeds from sales of investment securities	127,010	96,471
Purchases of investment securities	(123,319)	(108,944)
Rate reduction bond escrow	(54,357)	(8,069)
Other investing activities	2,971	15,291

Net cash flows used in investing activities	(666,523)	(502,139)

Financing Activities:
Issuance of common shares	6,310	8,161
Issuance of long-term debt	250,000	300,000
Retirement of rate reduction bonds	(117,947)	(147,347)
Increase in short-term debt	246,000	128,000
Reacquisitions and retirements of long-term debt	(11,053)	(52,061)
Cash dividends on common shares	(83,560)	(64,785)
Other financing activities	1,180	16,620

Net cash flows provided by financing activities	290,930	188,588

Net increase in cash and cash equivalents	4,673	39,205
Cash and cash equivalents - beginning of period	45,782	46,989

Cash and cash equivalents - end of period	$50,455	$86,194

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.